Exhibit 10.2

FORM OF LOCK-UP AGREEMENT

June 6, 2026

Ladies and Gentlemen:

The undersigned stockholder (the “Undersigned”) to this lock-up agreement (this “Lock-Up Agreement”) understands that Standard BioTools Inc., a Delaware corporation (“Parent”), has entered into an Agreement and Plan of Merger and Reorganization, dated as of June 6, 2026 (as the same may be amended from time to time, the “Merger Agreement”) with Siri Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, and Treeline Biosciences, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

As a condition and inducement to each of Parent and the Company to enter into the Merger Agreement and to consummate the transactions contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Undersigned hereby irrevocably agrees that, subject to the exceptions set forth herein, without the prior written consent of Parent, the Undersigned will not, during the period commencing upon the Closing and ending on the date that is 180 days after the Closing Date (the “Restricted Period”):

(1)           offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Parent Common Stock or any securities convertible into or exercisable or exchangeable for shares of Parent Common Stock (including without limitation, shares of Parent Common Stock or such other securities of Parent which may be deemed to be beneficially owned by the Undersigned in accordance with the rules and regulations of the SEC and securities of Parent which may be issued upon exercise of an option to purchase shares of Parent Common Stock or a warrant to purchase shares of Parent Common Stock) that are currently or hereafter owned by the Undersigned, except as set forth below (collectively, the “Undersigned’s Shares”);

(2)           enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares regardless of whether any such transaction described in clause (1) above or this clause (2) is to be settled by delivery of shares of Parent Common Stock or other securities, in cash or otherwise;

(3)           make any demand for, or exercise any right with respect to, the registration of any shares of Parent Common Stock or any security convertible into or exercisable or exchangeable for shares of Parent Common Stock (other than such rights set forth in the Merger Agreement); or

(4)           publicly disclose the intention to do any of the foregoing.

The restrictions and obligations contemplated by this Lock-Up Agreement shall not apply to:

(a)           transfers of the Undersigned’s Shares:

(1)           (A) to any person related to the Undersigned (or to an ultimate beneficial owner of the Undersigned) by blood or adoption who is an immediate family member of the Undersigned, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the benefit of the Undersigned or any of the Undersigned’s Family Members, (B) to the Undersigned’s estate, following the death of the Undersigned, by will, other testamentary document, intestacy or other operation of Law, (C) as a bona fide gift or a charitable contribution, (D) by operation of Law such as pursuant to a qualified domestic order or in connection with a divorce settlement or (E) to any partnership, corporation, limited liability company, investment fund or other entity which is controlled by or under common control with the Undersigned and/or by any such Family Member(s);

(2)           if the Undersigned is a corporation, partnership, limited liability company or other entity, (A) to another corporation, partnership, limited liability company, trust or other entity that is a direct or indirect affiliate (as defined under Rule 12b-2 of the Exchange Act) of the Undersigned, including investment funds or other entities that control or manage, are under common control or management with, or are controlled or managed by, the Undersigned or affiliates of the Undersigned (including, for the avoidance of doubt, where the Undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership),, (B) as a distribution or dividend to equity holders, current or former general or limited partners, members, managers, beneficiaries or shareholders (or to the estates of any of the foregoing), as applicable, of the Undersigned (including upon the liquidation and dissolution of the Undersigned pursuant to a plan of liquidation approved by the Undersigned’s equity holders), (C) as a bona fide gift or a charitable contribution or otherwise to a trust or other entity for the direct or indirect benefit of an immediate family member of a beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of the Undersigned’s Shares, (D) transfers or dispositions not involving a change in beneficial ownership , (E) to a nominee or custodian of a person or entity to whom a transfer or distribution would be permissible under this clause (a) or, (F) with the prior written consent of Parent; or

(3)           if the Undersigned is a trust, to any grantors or beneficiaries of the trust; provided that, in the case of any transfer or distribution pursuant to this clause (a), such transfer is not for value (other than transfers pursuant to clause (a)(1)(A), clause (a)(1)(E), clause (a)(2)(A) or clause (a)(2)(F)) and each donee, heir, beneficiary or other transferee or distributee shall sign and deliver to Parent a lock-up agreement substantially in the form of this Lock-Up Agreement with respect to the shares of Parent Common Stock or such other securities that have been so transferred or distributed;

(b)           the exercise of an option to purchase shares of Parent Common Stock (including net or cashless exercise of an option to purchase shares of Parent Common Stock) and any related transfer of shares of Parent Common Stock to Parent for the purpose of paying the exercise price of such options or for paying taxes (including estimated taxes) due as a result of the exercise of such options; provided that, for the avoidance of doubt, the underlying shares of Parent Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(c)           transfers of shares of Parent Common Stock sold in open market transactions during the Restricted Period to generate such amount of net proceeds to the Undersigned from such sales (after deducting any commissions) in an aggregate amount up to the total amount of taxes or estimated taxes (as applicable) that become due as a result of the vesting of Parent restricted stock units or the exercise of any Parent stock options during the Restricted Period; provided that, for the avoidance of doubt, the underlying shares of Parent Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(d)           transfers to Parent in connection with the net settlement of any other equity award that represents the right to receive in the future shares of Parent Common Stock, settled in shares of Parent Common Stock, to pay any tax withholding obligations; provided that, for the avoidance of doubt, the underlying shares of Parent Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(e)           (1) transfers of shares of Parent Common Stock pursuant to any contract, instruction or plan in effect on the date hereof that satisfies the requirements of Rule 10b5-1 under the Exchange Act (a “Rule 10b5-1 Plan”) and (2) the establishment, modification or amendment of a Rule 10b5-1 Plan for the transfer of shares of Parent Common Stock; provided that such plan does not provide for any transfers of shares of Parent Common Stock during the Restricted Period;

(f)           pledges of the Undersigned’s Shares as collateral or security for any loan or similar financing activity with one or more banks, financial institutions, or lending institutions in effect as of the Closing Date;

(g)           transfers, distributions, sales or other transactions by the Undersigned of shares of Parent Common Stock purchased by the Undersigned on the open market or in a public offering by Parent following the Effective Time;

(h)           transfers by the Undersigned of shares of Parent Common Stock purchased by the Undersigned prior to the Effective Time that are unrelated to those shares of Parent Common Stock to be issued as consideration pursuant to the Merger Agreement;

(i)           transfers of the Undersigned’s Shares pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Parent’s capital stock involving a change of control of Parent, and the Undersigned may enter into any lock-up, voting or similar agreement pursuant to which the Undersigned may agree to transfer, sell, tender or otherwise dispose of the Undersigned’s Shares in connection with such transaction; provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Undersigned’s Shares shall remain subject to the restrictions contained in this Lock-Up Agreement;

(j)           transfers of the Undersigned’s Shares pursuant to an order of a court or regulatory agency;

(k)           transfers of the Undersigned’s Shares to Parent pursuant to any agreement or arrangement under which Parent has the option to repurchase such Undersigned’s Shares or a right of first refusal with respect to transfers of such Undersigned’s Shares or there is a forfeiture of the Undersigned’s Shares, in each case upon termination of service of the Undersigned; or

(l)           any shares of Parent Common Stock or other securities acquired after the Closing Date; provided, further, that, with respect to each of (a), (b), (c), (d) and (e) above, (x) other than with respect to clause (a), no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under Section 16 of the Exchange Act or other public announcement shall be made voluntarily reporting a reduction in beneficial ownership of shares of Parent Common Stock or any securities convertible into or exercisable or exchangeable for Parent Common Stock in connection with such transfer or disposition during the Restricted Period (other than any exit filings or a filing on a Form 5 made after the expiration of the Restricted Period), and (y) if any filing under Section 16(a) of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Parent Common Stock in connection with such transfer or distribution, shall be legally required during the Restricted Period, such filing, report or announcement shall clearly indicate in the footnotes therein, in reasonable detail, a description of the circumstances of the transfer and that the shares remain subject to the lock-up agreement.

For purposes of this Lock-Up Agreement, “change of control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of Parent’s voting securities if, after such transfer, Parent’s stockholders as of immediately prior to such transfer do not hold a majority of the outstanding voting securities of Parent (or the surviving entity).

In addition, in the event that, during the Restricted Period, any release or waiver of the foregoing restrictions is granted in respect of shares of Parent Common Stock held by an executive officer or director or other person who has executed a lock-up agreement in substantially the same form as this Lock-Up Agreement (a “Discretionary Release”), Parent agrees that the same percentage of shares of Parent Common Stock held by the Undersigned shall be released on the same terms from the lock-up restrictions set forth in this Lock-Up Agreement.

The provisions of this paragraph will not apply if (1)(a) the Discretionary Release is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer, or (2) the Discretionary Release is granted to any individual party or a collection of individual parties by Parent in an aggregate amount less than or equal to 1% of Parent’s total then outstanding shares of Parent Common Stock (calculated on an as-converted, fully-diluted basis); provided further that if the Discretionary Release is granted to any stockholder in connection with any public offering that is wholly or partially a secondary follow-on public offering (a “Follow-on Offering”) of shares of Parent Common Stock pursuant to a registration statement that is filed with the SEC and the Undersigned has been given the opportunity to participate in such Follow-on Offering on a pro rata basis and otherwise on the same terms as any other equity holders participating in such Follow-on Offering, then the provisions of this paragraph shall only apply with respect to the Undersigned’s participation in such Follow-on Offering. The Company will notify the Undersigned of a Discretionary Release at least two business days prior to the Discretionary Release.

Any attempted transfer in violation of this Lock-Up Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Lock-Up Agreement, and will not be recorded on the share register of Parent. In furtherance of the foregoing, the Undersigned agrees that Parent and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement. Parent may cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents, ledgers or instruments evidencing the Undersigned’s ownership of Parent Common Stock:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH A LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

The Undersigned hereby represents and warrants that the Undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the Undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the Undersigned.

Upon the release of any of the Undersigned’s Shares from this Lock-Up Agreement, Parent will promptly cooperate with the Undersigned to facilitate the timely preparation and delivery of certificates or book-entry positions representing the Undersigned’s Shares without the restrictive legend above and the withdrawal of any stop transfer instructions imposed by virtue of this Lock-Up Agreement.

The Undersigned understands that if the Merger Agreement is terminated for any reason, the Undersigned shall be released from all obligations under this Lock-Up Agreement. The Undersigned understands that Parent is proceeding with the transactions contemplated by the Merger Agreement in reliance upon this Lock-Up Agreement.

Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any of the provisions of this Lock-Up Agreement were not performed in accordance with their specific terms (including failing to take such actions as are required of it hereunder to consummate this Lock-Up Agreement) or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Lock-Up Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity, and each of the parties waives any bond, surety or other security that might be required of any other party with respect thereto. Each of the parties further agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

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This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the parties arising out of or relating to this Lock-Up Agreement, each of the parties: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (ii) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with the foregoing clause (i) of this paragraph, (iii) waives any objection to laying venue in any such action or proceeding in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party and (v) irrevocably and unconditionally waives the right to trial by jury. This Lock-Up Agreement constitutes the entire agreement between the parties to this Lock-Up Agreement and supersedes all other prior agreements, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Lock-Up Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Lock-Up Agreement (in counterparts or otherwise) by all parties by facsimile or electronic transmission in PDF format shall be sufficient to bind the parties to the terms and conditions of this Lock-Up Agreement.

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Very truly yours,

Print Name of Stockholder:

Signature (for individuals):

Signature (for entities):
By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

Acknowledged and Agreed:

STANDARD BIOTOOLS INC.

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]